STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (the “Agreement”) is made as of May 3, 2011 by and between WORKSTREAM INC. (“Pledgor”) and BRIDGE BANK, NATIONAL ASSOCIATION (“Secured Party”).

RECITALS

Secured Party has made certain loans and may make future loans pursuant to that certain Business Financing Agreement by and between WORKSTREAM USA, INC., PAULA ALLEN HOLDINGS, INC., 6FIGUREJOBS.COM, INC. and INCENTIVES ADVISORS, LLC (collectively, the “Borrower”) and Secured Party dated as of the dated hereof (as amended from time to time, the “Loan Agreement”).  Pledgor has entered into an Unconditional Guaranty dated as of the date hereof (as amended from time to time, the “Guaranty”).  To secure performance of Pledgor under the Guaranty, Pledgor has agreed to pledge to Secured Party all shares of capital stock, limited partnership interests, limited liability company interests, and other equity interests in Borrowers as listed on Schedule A and any corporation, limited partnership, limited liability company, and/or any other entity that Pledgor now owns or hereafter acquires (collectively, the “Pledged Shares”) and the certificates representing the Pledged Shares, together with all substitutions thereof, all interest, dividends and other property paid thereon, and all other cash and noncash proceeds of the foregoing (collectively, the “Pledged Collateral”).  Any capitalized terms used without definition herein shall have the meanings assigned to them in the Loan Agreement, as appropriate.

NOW, THEREFORE, Pledgor and Secured Party agree as follows:

1.         Pledge of Securities.

(a)          Pledgor pledges to Secured Party and grants to Secured Party a security interest in the Pledged Collateral as security for the prompt performance of all of the obligations of Pledgor under the Guaranty (the “Secured Indebtedness”).

(b)          The term “Pledged Collateral” shall also include any securities, instruments or distributions of any kind issuable, issued or received by Pledgor upon conversion of, in respect of, or in exchange for any other Pledged Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to the Pledged Collateral.

(c)          Pledgor shall cause its books to reflect the pledge of the Pledged Collateral.  Pledgor shall deliver to Secured Party the certificate or certificates for the securities included in the Pledged Collateral, accompanied by an instrument of assignment duly executed in blank by Pledgor.  Upon an Event of Default, Secured Party may effect the transfer of any securities included in the Pledged Collateral into the name of Secured Party and cause new certificates representing such securities to be issued in the name of Secured Party.  Pledgor will execute and deliver such documents, and take or cause to be taken such actions, as Secured Party may reasonably request to perfect or continue the perfection of Secured Party’s security interest in the Pledged Collateral.

2.         Representations and Warranties.  Pledgor represents and warrants to Secured Party that:

(a)          Except as set forth on Schedule B, the Pledged Collateral is owned by Pledgor, free and clear of any security interests, liens or encumbrances;

(b)          Except as set forth on Schedule B, Pledgor has full power and authority to create a first lien on the Pledged Collateral in favor of Secured Party;

(c)          Except as set forth on Schedule B, No disability or contractual obligation exists that would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Pledge Agreement;

(d)          Except as set forth on Schedule B, no consent of any Person, including the issuer of any Pledged Shares, is necessary to permit Pledgor to pledge the Pledged Collateral pursuant to this Agreement;

1.

(e)          There are no subscriptions, warrants or other options exercisable with respect to the Pledged Collateral;

(f)           The Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable;

(g)          The Pledged Collateral is not the subject of any pending or overtly threatened suit, action, arbitration, administrative or other proceeding, and Pledgor does not know of any reasonable grounds for the institution of any such proceedings; and

(h)          Schedule A to this Agreement is a true and complete list of the shares of capital stock that Pledgor owns as of the date hereof.

All the above representations and warranties shall survive the making of this Agreement.

3.         Voting Prior to Demand.  Unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any voting rights with respect to the Pledged Collateral and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement, the Loan Agreement or the Loan Documents, or which would constitute or create any violation of any such terms.  All such rights of Pledgor to vote and give consents, waiver and ratifications shall cease in case such an Event of Default hereunder shall occur and be continuing, in which event Secured Party shall be entitled to vote or give consents, waivers and ratifications and otherwise exercise the rights of a shareholder in respect of the Pledged Collateral.  If Secured Party duly exercises its right to vote any of the Pledged Shares as provided herein, Pledgor grants Secured Party an irrevocable proxy to vote and give consents, waivers and ratifications, which proxy shall be effective upon the occurrence and continuance of an Event of Default.

4.         Disposition of Pledged Collateral.  Until all of the Obligations have been satisfied in full and Secured Party has no obligation to make Credit Extensions and the Loan Agreement is terminated, Pledgor shall not grant a security interest in, or permit any lien or other encumbrance (other than those in favor of Secured Party) to be placed upon, any of the Pledged Collateral.  Until all of the Obligations have been satisfied in full and Secured Party has no obligation to make Credit Extensions and the Loan Agreement is terminated, Pledgor shall not sell or otherwise dispose of any Pledged Collateral for less than fair market value.  Immediately upon receipt of proceeds from the sale or other disposition of any Pledged Collateral, Pledgor shall pay such proceeds to Bank for application against the Obligations under the Loan Agreement.

5.         Events of Default.  The occurrence of an Event of Default under and as defined in the Loan Agreement shall constitute an event of default (“Event of Default”) hereunder.

6.         Secured Party’s Remedies Upon Default.

(a)          Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right to exercise all such rights as a secured party under the Uniform Commercial Code of the State of California, as in effect from time to time, as it, in its sole judgment, shall deem necessary or appropriate, including the right to sell all or any part of the Pledged Collateral at one or more public or private sales upon ten (10) days’ written notice to Pledgor, and any such sale or sales may be made for cash, upon credit, or for future delivery, and in connection therewith, Secured Party may grant options, provided that any such terms or options shall, in the best judgment of Secured Party, be extended only in order to obtain the best possible price.

(b)          Pledgor recognizes that Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Act”), so that Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and without a view to the distribution or resale thereof.  Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, and

2.

agrees that Secured Party has no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary (even if Secured Party would agree), to register such securities for sale under the Act.  Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(c)          After the sale of any of the Pledged Collateral, Secured Party may deduct all reasonable legal and other expenses and attorney’s fees for preserving, collecting, selling and delivering the Pledged Collateral and for enforcing its rights with respect to the Secured Indebtedness, and shall apply the residue of the proceeds to the Secured Indebtedness in such manner as Secured Party in its reasonable discretion shall determine, and shall pay the balance, if any to Pledgor.

7.         Amendment of Loan Documents.  Pledgor authorizes Secured Party, without notice or demand and without affecting its liability hereunder, from time to time to (a) take and hold security for the payment of the Guaranty, and exchange, enforce, waive and release any such security; and (b) apply such security and direct the order or manner of sale thereof as Secured Party in its sole discretion may determine.

8.           Indemnification.  Pledgor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against:  (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following, or consequential to transactions between Secured Party and Pledgor, under this Agreement (including without limitation reasonable attorneys’ fees and expenses), except in each case for obligations, demands, claims, liabilities, losses and Secured Party expenses caused by Secured Party’s gross negligence or willful misconduct.

9.         Notices.  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid recognized overnight delivery service or telefacsimile to Pledgor or to Secured Party, as the case may be, at its addresses set forth below.  Such notice shall be deemed effective three (3) days after deposit if sent by first class mail, one (1) day after deposit if sent by overnight delivery service, upon actual receipt if personally delivered or sent by certified mail, or upon confirmed transmission if sent via telefacsimile.

If to Pledgor                              WORKSTREAM INC.

If to Secured Party                    Bridge Bank, N.A.
11951 Freedom Drive, 13th Floor
Reston, VA 20190
Attn:  Blake Reid
FAX:  (703) 481-1704

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

10.       This Agreement shall be governed by the laws of the State of California, without regard to conflicts of laws principles.  PLEDGOR WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  Pledgor submits to the jurisdiction of the state and federal courts located in Santa Clara County, California for purposes of this Agreement. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be settled by judicial reference under Code of Civil Procedure Section 638 et seq., before a referee sitting without a jury, such referee to be mutually acceptable or, if none, then selected by the Presiding Judge of the California Superior Court for Santa Clara County.

3.

11.       Miscellaneous.

(a)          This Agreement may not be amended or modified except by a written instrument signed by Secured Party and Pledgor.

(b)          This Agreement and the agreements and instruments executed in connection therewith constitute the entire agreement between Secured Party and Pledgor with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written.

(c)          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PLEDGOR:

WORKSTREAM INC.

By:

Title:

BRIDGE BANK, N.A.

By:

Title:

5.

SCHEDULE A

PLEDGED SHARES

ISSUER	NUMBER OF SHARES	CLASS	CERTIFICATE NO. (S)	PLEDGOR’S PERCENTAGE OWNERSHIP
WORKSTREAM USA, INC.	100	Common		100%
PAULA ALLEN HOLDINGS, INC.	1,050	Class A Common		100%
THE OMNI PARTNERS, INC.	25,000	Common		100%
6FIGUREJOBS.COM, INC.	100	Common		100%
WORKSTREAM MERGER SUB INC.	100	Common		100%
INCENTIVES ADVISORS, LLC	N/A	N/A	N/A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, WORKSTREAM INC., hereby sells, assigns and transfers unto _____________  (________________) shares of the _____________ stock of WORKSTREAM USA, INC., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________ its attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WORKSTREAM INC.
Dated:_____________, ____	By:
Name:
Title:

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, WORKSTREAM INC., hereby sells, assigns and transfers unto _____________  (________________) shares of the _____________ stock of PAULA ALLEN HOLDINGS, INC., a Florida corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________ its attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WORKSTREAM INC.
Dated:_____________, ____	By:
Name:
Title:

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, WORKSTREAM INC., hereby sells, assigns and transfers unto _____________  (________________) shares of the _____________ stock of THE OMNI PARTNERS, INC., a Florida corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________ its attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WORKSTREAM INC.
Dated:_____________, ____	By:
Name:
Title:

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, WORKSTREAM INC., hereby sells, assigns and transfers unto _____________  (________________) shares of the _____________ stock of WORKSTREAM MERGER SUB INC., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________ its attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WORKSTREAM INC.
Dated:_____________, ____	By:
Name:
Title:

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, WORKSTREAM INC., hereby sells, assigns and transfers unto _____________  (________________) shares of the _____________ stock of 6FIGUREJOBS.COM, INC., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No. _________ herewith, and does hereby irrevocably constitute and appoint ______________________ its attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

WORKSTREAM INC.
Dated:_____________, ____	By:
Name:
Title: